Intangible Assets, Net - Schedule of Annual Estimated Amortization Expenses for Acquired Intangible Assets (Detail) - Finite Lived Intangible Assets Future Amortization Expense [Member] ¥ in Thousands	Dec. 31, 2020 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2021	¥ 83,475
2022	78,779
2023	76,404
2024	74,095
2025	¥ 74,095